UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 27, 2013

VOLT INFORMATION SCIENCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13-5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-2400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

Volt Information Sciences, Inc. (the “Company”) has entered into Amendment No. 12, dated February 27, 2013 (“Amendment No. 12”), to its Amended and Restated Receivables Purchase Agreement, dated June 3, 2008 (the “Short-Term Financing Program”), pursuant to which the requirement that the Company provide audited financial statements for its fiscal 2009 and 2010 years by February 28, 2013, was extended to March 15, 2013, and the expiration date under the Short-Term Financing Program was extended from February 28, 2014 to March 15, 2014.  In addition, the liquidity facility supporting the Short-Term Financing Program has also been extended from February 28, 2013 to March 15, 2013.  The requirement to provide audited financial statements for the Company’s fiscal 2011 year by May 31, 2013 and the requirement to provide audited financial statements for the Company’s fiscal 2012 year by September 30, 2013, are unchanged.

 The foregoing summary of Amendment No. 12 is qualified in its entirety by reference to the full text of Amendment No. 12, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1(a), and is incorporated herein by reference.

Item 7.01.       Regulation FD Disclosure.

On February 27, 2013, the Company issued a press release relating to the amendment to the $150 million Short-Term Financing Program and the liquidity facility supporting the Company’s accounts receivable securitization program.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 and Exhibit 99.1 herein are being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits:

	4.1(a)	Amendment No. 12, dated as of February 27, 2013, to the Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008.

	99.1	Press release dated February 27, 2013.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date:	March 4, 2013	By:	/s/ James Whitney Mayhew
James Whitney Mayhew, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits Number

4.1(a)	Amendment No. 12, dated as of February 27, 2013, to the Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008.

99.1	Press release dated February 27, 2013.